Exhibit 99.1

PDS Biotech Announces Exercise of Warrants by NantWorks for Approximately $3.9 Million in Gross Proceeds

Princeton, NJ, November 10, 2026 -- PDS Biotechnology Corporation (Nasdaq: PDSB) ("PDS Biotech" or the "Company"), a clinical-stage biotechnology company focused on developing targeted immunotherapies for cancer, today announced NantWorks has exercised its outstanding common stock warrants to purchase an aggregate of 17,699,115 shares of the Company's common stock (or pre-funded warrants in lieu thereof) at an exercise price of $0.22 per share. The gross proceeds to the Company from the exercise of existing warrants were approximately $3.9 million.

The Company intends to use the net proceeds from the warrant exercise, together with the net proceeds from the September 2026 private placement, to support the advancement of PDS0301 toward a Phase 3 trial in metastatic colorectal cancer, as well as the Company’s partnership strategy for PDS0101 and general corporate purposes.

The common stock warrants were issued in connection with the private placement that initially closed on September 14, 2026, in which the Company received gross proceeds of approximately $11.3 million.

The common stock warrants are subject to a 19.9% beneficial ownership limitation, which applies to the holder together with its affiliates and other attribution parties and may not be waived. In accordance with the terms of the warrants, the portion of the exercise that would have caused the holder to exceed this limitation was exercised for pre-funded warrants in lieu of shares of common stock. The pre-funded warrants have an exercise price of $0.00033 per share, do not expire and are subject to the same beneficial ownership limitation.

The shares of common stock issued upon exercise of the warrants have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

For more information, please visit www.pdsbiotech.com

About PDS Biotechnology

PDS Biotechnology is a clinical-stage biotechnology company focused on developing targeted immunotherapies for cancer. The Company’s lead development program, PDS0301 (also referred to as PDS01ADC & NHS-IL12), is an investigational tumor-targeted interleukin-12 (IL-12) immunocytokine designed to deliver IL-12 preferentially to the tumor microenvironment, with the goal of enhancing anti-tumor immune activity while limiting systemic exposure. PDS0301 has been clinically evaluated across multiple solid tumors, including metastatic colorectal cancer and prostate cancer. The Company is focused on advancing PDS0301 in indications where its tumor-targeted mechanism may help address and overcome mechanisms of resistance to immunotherapy. PDS Biotechnology also owns the Versamune® cancer vaccine platform, including PDS0101, which has been evaluated in HPV16-positive cancers. The Company intends to pursue strategic partnerships or other externally funded opportunities for the Phase 3 development of PDS0101.

For more information, please visit www.pdsbiotech.com

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0301, PDS0101 (Versamune® HPV), PDS0103 (Versamune® MUC1) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0301, PDS0101 (Versamune® HPV), PDS0103 (Versamune® MUC1) and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; compliance with the rules and regulations of Nasdaq; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

Mike Moyer
LifeSci Advisors
Phone +1 (617) 308-4306
Email: mmoyer@lifesciadvisors.com

Media Contact:

Jude Gorman / Kiki Torpey
Collected Strategies
PDS-CS@collectedstrategies.com